WESTERN NEW ENGLAND BANCORP, INC. 8-K

Exhibit 99.2

Local banking is better than ever. INVESTOR PRESENTATION FIRST QUARTER 2023

FORWARD - LOOKING STATEMENTS 2 We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements contained in our filings with the Securities and Exchange Commission (the “SEC”), our reports to shareholders and in other communications by us . This Investor Presentation contains “forward - looking statements” with respect to the Company’s financial condition, liquidity , results of operations, future performance, business, measures being taken in response to the coronavirus disease 2019 (“COVID - 19 ") pandemic and the impact of the COVID - 19 impact on the Company’s business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate ,” “ should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to : • unpredictable changes in general economic conditions, financial markets, fiscal, monetary and regulatory policies, including actual or potential stress in the banking industry ; • the duration and scope of the continuing COVID - 19 pandemic, including the emergence of new COVID - 19 variants and the response thereto ; • changes in economic conditions which could materially impact credit quality trends and the ability to generate loans and gather deposits ; • inflation and governmental responses to inflation, including increasing interest rates that reduce margins ; • the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Act Wall Street Reform and Consumer Protection Act of 2010 , Basel guidelines, capital requirements and other applicable laws and regulations ; • significant changes in accounting, tax or regulatory practices or requirements ; • new legal obligations or liabilities or unfavorable resolutions of litigation ; • disruptive technologies in payment systems and other services traditionally provided by banks ; • the highly competitive industry and market area in which we operate ;

FORWARD - LOOKING STATEMENTS 3 • uncertainty about the discontinued use of LIBOR and the transition to an alternative rate ; • changes in business conditions and inflation ; • operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks ; • the soundness of other financial services institutions which may adversely affect our credit risk; • certain of our intangible assets may become impaired in the future; • new lines of business or new products and services, which may subject us to additional risks; • changes in key management personnel which may adversely impact our operations; • severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business; an d • other risk factors detailed from time to time in our SEC filings. Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements. You are cautioned not to place undue reliance on these forward - looking s tatements, which speak only as of the date hereof. We do not undertake any obligation to republish revised forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by la w.

WHO WE ARE Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : Our purpose is to help customers succeed in our community, while creating and increasing shareholder value . The Company’s purpose drives the outcome we envision for Western New England Bancorp . 4 70 Center Street, Chicopee, MA.

SENIOR MANAGEMENT TEAM James C . Hagan, President & Chief Executive Officer Guida R . Sajdak, Executive Vice President, Chief Financial Officer & Treasurer Allen J . Miles III, Executive Vice President & Chief Lender Officer Kevin C . O’Connor, Executive Vice President & Chief Banking Officer Daniel A . Marini , Senior Vice President, Retail Banking & Marketing Leo R . Sagan, Jr . , Senior Vice President & Chief Risk Officer Filipe Goncalves, Senior Vice President & Chief Credit Officer Darlene Libiszewski , Senior Vice President & Chief Information Officer John Bonini , Senior Vice President & General Counsel Christine Phillips , Senior Vice President, Human Resources 5

1Q2023 QUARTERLY EARNINGS 6 1Q2022 2Q2022 3Q2022 4Q2022 (2) 1Q2023 (1) ($ in thousands , except EPS) $ 18,698 $ 19,392 $ 20,288 $ 20,854 $ 18,504 Net interest income (425) 300 675 150 (388) (Reversal of) provision for credit losses 2,348 2,741 2,590 5,653 2,979 Non - interest income 14,456 14,433 14,343 14,003 14,896 Non - interest expense 7,015 7,400 7,860 12,354 6,975 Income before taxes 1,696 1,865 1,861 3,320 1,671 Income tax expense $ 5,319 $ 5,535 $ 5,999 $ 9,034 $ 5,304 Net income $ 0.24 $ 0.25 $ 0.28 $ 0.42 $ 0.24 Diluted earnings per share (EPS) 0.85% 0.87% 0.93% 1.40% 0.84% Return on average assets (ROA) 9.65% 10.22% 10.90% 16.67% 9.31% Return on average equity (ROE) 3.18% 3.24% 3.35% 3.44% 3.14% Net interest margin 3.20% 3.26% 3.37% 3.47% 3.16% Net interest margin, on a tax - equivalent basis (1) The Company adopted ASU 2016 - 13 on January 1, 2023 with a modified retrospective approach. Accordingly, at March 31, 2023, the allowance for credit losses was determined in accordance with ASC 326, “ Financial Instruments - Credit Losses .” (2) Non - interest income includes a $2.8 million gain on the defined benefit curtailment.

NET INTEREST INCOME AND NET INTEREST MARGIN 7 $18.7 $19.4 $20.3 $20.9 $18.5 3.18% 3.24% 3.35% 3.44% 3.14% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 $16.5 $17.5 $18.5 $19.5 $20.5 $21.5 $22.5 $23.5 $24.5 Net interest income ($) Net interest margin (%) On a sequential quarter basis, net interest income decreased $ 2 . 4 million, or 11 . 3% , to $ 18 . 5 million for the quarter ended March 31 , 2023 , from $ 20 . 9 million for the quarter ended December 31 , 2022 . The decrease in net interest income was primarily due to an increase in interest expense of $ 2 . 4 million, or 88 . 0% . The net interest margin was 3 . 14 % for the quarter ended March 31 , 2023 compared to 3 . 44 % for the quarter ended December 31 , 2022 . During the quarter ended March 31 , 2023 , the Company’s net interest margin was negatively impacted by higher deposit costs as well as a shift in the deposit mix from low - cost deposits to high - cost money market and time deposit accounts . ($ in millions)

TOTAL LOANS 8 $1,895 $1,950 $1,974 $1,995 $1,993 3.84% 3.81% 3.93% 4.23% 4.34% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 4.40% 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 $1,840 $1,860 $1,880 $1,900 $1,920 $1,940 $1,960 $1,980 $2,000 Average Loans Outstanding Average Loans Outstanding Average Loan Yield $1,924 $1,974 $2,006 $1,989 $2,004 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 $1,880 $1,900 $1,920 $1,940 $1,960 $1,980 $2,000 $2,020 Period - end Loans Outstanding Total loans increased $ 15 . 1 million, or 0 . 8% , to $ 2 . 0 billion from December 31 , 2022 to March 31 , 2023 . Commercial real estate loans increased $ 10 . 3 million, or 1 . 0% , residential real estate loans, including home equity loans, increased $ 5 . 8 million, or 0 . 8% , while commercial and industrial loans, including PPP loans, decreased $ 1 . 7 million, or 0 . 8% . ($ in millions)

COMMERCIAL AND INDUSTRIAL LOANS 9 $216 $218 $232 $220 $218 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 $205 $210 $215 $220 $225 $230 $235 Commercial and industrial (“C&I”) loans of $ 218 . 1 million at March 31 , 2023 decreased $ 1 . 7 million, or 0 . 8% , from December 31 , 2022 . At December 31 , 2022 , total delinquent C&I loans totaled $ 26 , 000 . ($ in millions)

C&I PORTFOLIO (1) 10 (1) % of total loans as of March 31, 2023 Manufacturing , 1.67% Sand and Gravel Mining , 1.16% Wholesale trade , 2.19% Educational services , 0.83% Hotels , 0.14% Heavy and civil engineering construction , 0.99% Specialty trade , 0.42% All other C&I , 3.46%

COMMERCIAL REAL ESTATE LOANS 11 $1,039 $1,075 $1,082 $1,069 $1,080 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 $1,000 $1,025 $1,050 $1,075 $1,100 Commercial real estate (“CRE”) loans of $ 1 . 1 billion at March 31 , 2023 increased $ 10 . 3 million, or 1 . 0% , from December 31 , 2022 . At March 31 , 2023 , total CRE delinquency was $ 727 , 000 , or 0 . 07% , of the CRE portfolio . ($ in millions)

COMMERCIAL REAL ESTATE LOANS 12 (1) % of total loans at March 31, 2023 Adult Care/Assisted Living , 1.7% Apartment , 7.5% Auto Sales , 2.0% College/School , 1.3% Hotel , 2.7% Industrial/Warehouse , 8.3% Mixed - use , 1.6% Office , 12.4% Other , 2.9% Residential Non - Owner , 2.8% Self - Storage , 1.0% Retail/Shopping , 8.3% Student Housing , 1.4% Commercial Real Estate As a Percentage of Total Loans (1) Office 41% Office Medical 51% Office/Retail 2% Office Warehouse 6% Total Office Portfolio As a Percentage of Total Office Loans

RESIDENTIAL REAL ESTATE LOANS AND CONSUMER LOANS 13 $669 $681 $691 $700 $707 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 $650 $675 $700 $725 At March 31 , 2023 , residential real estate loans , including home equity loans, and consumer loans increased $ 6 . 5 million, or 0 . 9% , from December 31 , 2022 . As of March 31 , 2023 , the Company serviced $ 77 . 6 million in loans sold to the secondary market, with servicing retained, which are not included on the Company’s balance sheet under residential real estate loans . At March 31 , 2023 , total delinquent residential real estate loans and consumer loans totaled $ 2 . 3 million, or 0 . 33 % of total residential real estate and consumer loans . ($ in millions)

INVESTMENT PORTFOLIO 14 The table below displays the investment portfolio as of March 31 , 2023 . At March 31 , 2023 , held - to - maturity (“HTM”) and available - for - sale (“AFS”) securities represented 56 % and 44% , respectively, of the total investment portfolio’s amortized cost basis . Unrealized losses from the AFS securities portfolio totaled $ 29 . 5 million . The AFS unrealized losses are approximately 16 . 8 % of the total AFS amortized cost basis . As a percentage of Tier 1 capital, the AFS unrealized losses represented 11 . 9 % of Tier 1 capital and negatively impacted tangible common equity (1) (“TCE”), a non - GAAP financial measure, by 0 . 9% . Unrealized losses from the HTM securities portfolio totaled $ 35 . 9 million . The HTM unrealized losses are approximately 15 . 8 % of the total HTM amortized cost basis . If the HTM losses were included in capital, the losses would represent 14 . 5 % of Tier 1 capital and negatively impact TCE, a non - GAAP financial measure, by 1 . 1% . Impact to TCE (1) Loss % of Tier 1 Capital (2) Loss as a % of Total Assets Loss as a % of Amortized Cost Basis Unrealized Loss Investment Fair Value % of Investment Portfolio’s Amortized Cost Basis Amortized Cost Basis At March 31, 2023 - 1.1% - 14.5% - 1.4% - 15.8% $(35.9) $ 191.1 56% $ 227.0 HTM - 0.9% - 11.9% - 1.2% - 16.8% $(29.5) $ 146.4 44% $ 175.9 AFS - 2.0% - 26.4% - 2.6% - 16.2% $(65.4) $ 337.5 100% $ 402.9 Total Investments (1) TCE is a non - GAAP measure. See slides 29 - 31 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures . (2) Tier 1 Capital represents Bank Tier 1 Capital as of March 31, 2023.

TOTAL DEPOSITS 15 $1,899 $1,952 $1,944 $1,818 $1,699 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 $1,550 $1,600 $1,650 $1,700 $1,750 $1,800 $1,850 $1,900 $1,950 $2,000 PERIOD - END CORE DEPOSITS At March 31 , 2023 , core deposits of $ 1 . 7 billion, which the Company defines as all deposits except time deposits, decreased $ 118 . 4 million, or 6 . 5% , from December 31 , 2022 , while time deposits increased $ 46 . 0 million, or 11 . 2% , during the same period . The ratio of core deposits as a percentage of total deposits was 78 . 8 % at March 31 , 2023 , compared to 81 . 5 % at December 31 , 2022 . At March 31 , 2023 and December 31 , 2022 , uninsured deposits represented 29 % and 31% , of total deposits, respectively . $379 $350 $343 $412 $458 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 PERIOD - END TIME DEPOSITS ($ in millions)

AVERAGE TOTAL DEPOSITS 16 $1,618 $1,639 $1,615 $1,594 $1,564 $633 $636 $659 $664 $639 0.18% 0.17% 0.20% 0.39% 0.76% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 Average Deposits and Rates Interest-bearing deposits Non-interest-bearing deposits Average deposit cost Average deposits of $ 2 . 2 billion, consisting of interest - bearing and non - interest bearing deposits, decreased $ 54 . 5 million, or 2 . 4% , from the linked quarter . Average cost of deposits increased 37 basis points, from 0 . 39 % for the quarter ended December 31 , 2022 to 0 . 76 % for the quarter ended March 31 , 2023 . ($ in millions)

HISTORICAL RATE PAID AND BETAS 17 (1) Core deposit beta excludes non - interest bearing accounts 12% 7% 11% 15% 0.22% 0.28% 0.52% 0.82% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2Q2022 3Q2022 4Q2022 1Q2023 0% 2% 4% 6% 8% 10% 12% 14% 16% Core Deposit Beta (1) Core Deposit Beta, cumulative Cost of Core Deposits 0% 0% 8% 30% 0.32% 0.30% 0.65% 1.71% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2Q2022 3Q2022 4Q2022 1Q2023 0% 5% 10% 15% 20% 25% 30% 35% Time Deposit Beta Time Deposit Beta, cumulative Cost of Time Deposits Time deposit betas lagged early in the cycle The cumulative deposit beta is calculated as the average increase in the rate paid on interest - bearing core and time deposits at each period presented divided by the average incremental increase in the federal reserve rate. Core deposit betas lagged early in the cycle

AVERAGE CORE AND TIME DEPOSITS 18 $1,862 $1,909 $1,934 $1,898 $1,775 0.14% 0.15% 0.19% 0.34% 0.53% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% $1,650 $1,700 $1,750 $1,800 $1,850 $1,900 $1,950 Average Core Deposits and Rates Average core deposits, including non - interest bearing deposits, decreased $ 122 . 8 million, or 6 . 5% , from the linked quarter . Average time deposits of $ 427 . 9 million increased $ 68 . 3 million, or 19 . 0% , from the linked quarter . The average cost of core deposits, including non - interest b earing demand deposits, increased 19 basis points for the three months ended March 31 , 2023 , while the cost of time deposits increased 106 basis points for the same period . ($ in millions) $389 $365 $340 $360 $428 0.35% 0.32% 0.30% 0.65% 1.71% 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% 1.45% 1.65% 1.85% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 Average Time Deposits and Rates

GRANULAR DEPOSIT BASE – MARCH 31, 2023 19 ($ in millions) Consumer Insured Deposits , 89% Consumer Uninsured Deposits , 11% Consumer Deposits 89,500 accounts Average Account Balance $16,000 Total Consumer Deposits $1.4 billion 65% of Total Deposits Commercial Insured Deposits , 41% Commercial Uninsured Deposits , 59% Commercial Deposits 10,300 accounts Average Account Balance $73,000 Total Commercial Deposits $753.8 million 35% of T otal D eposits Total Non - profit Municipal Business Commercial Accounts 34.9% 4.3% 5.4% 25.2% % of Total Deposits $73K $130K $846K $58K Average Balance At March 31 , 2023 and December 31 , 2022 , uninsured deposits represented 29 % and 31 % of total deposits, respectively .

LOAN - TO - DEPOSIT RATIO 20 85% 86% 88% 89% 93% 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 80% 82% 84% 86% 88% 90% 92% 94% Period - end Loan - to - Deposit Ratio 83% 85% 85% 82% 79% 17% 15% 15% 18% 21% 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Core Deposits and Time Deposits as a % of Total Deposits Core deposits/Total deposits Time deposits/Total deposits

WHOLESALE FUNDING 21 $2 $1 $16 $36 $125 4.40% 4.45% 4.50% 4.55% 4.60% 4.65% 4.70% 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 $- $20 $40 $60 $80 $100 $120 $140 Federal Home Loan Bank Borrowings (Excludes $20 million in Subordinated Debt) The Bank is considered to be well - capitalized as defined by regulators (See Slide 26 ) . In addition , Westfield Bank’s TCE Ratio (1) , a non - GAAP financial measure, is above the Federal Home Loan Bank of Boston (“FHLB”) requirements to continue to utilize the FHLB as a funding source . We currently have $ 407 million in borrowing capacity with the FHLB and the Federal Reserve Bank of Boston (“FRB”), which includes the Bank Term Funding Program (“BTFP”) . The BTFP program was launched by the FRB to provide liquidity to banks as a response to the recent bank failures . We currently have $ 72 million available under the BTFP Program, but as of March 31 , 2023 , the Company does not have an outstanding balance with the FRB under the Discount Window or the BTFP program . At March 31 , 2023 , the Company has $ 125 million in outstanding borrowings with the FHLB . We also have an additional $ 65 million unsecured availability with two of the Company’s corresponding banks . At March 31 , 2023 , the Company does not have an outstanding balance under these two facilities . Lastly, the Company has access to the brokered deposit market with approval from the Board of Directors to purchase up to 10 % of total assets . At March 31 , 2023 , the Company does not have any brokered deposits . (1) TCE is a non - GAAP measure. See slides 29 - 31 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures .

________ Source: SNL Financial as of June 30, 2022. Note: Total number of Westfield Bank branches shown includes the Big E seasonal branch and online deposit channel. Three Wes tfi eld branches are located in Hampshire County, MA and four Westfield branches are located in Hartford County, CT outside of Springfield MSA. DEPOSIT MARKET SHARE IN HAMPDEN COUNTY, MA AS OF JUNE 30, 2022 22 Total Deposit Rank 2022 Parent Company Name Deposits in Market ($000) Market Share # of Branches 1 PeoplesBank 2,054,380 13.9% 13 1,762,519 13.1% 20 2 Westfield Bank 2,028,805 13.7% 20 3 TD Bank 2,016,611 13.6% 16 4 KeyBank 1,856,857 12.5% 7 5 Bank of America 1,819,614 12.3% 8 6 M&T Bank 1,476,185 10.0% 14 7 Berkshire Bank 1,213,428 8.2% 11 8 Country Bank 576,762 3.9% 5 9 Monson Savings Bank 520,769 3.5% 4 10 Citizens Bank 514,808 3.5% 12

ASSET QUALITY INDICATORS

	1Q2022[(1)]	2Q2022[(1)]	3Q2022[(2)]	4Q2022[(2)]	1Q2023[(2)]
Total loans modified under the CARES Act	$12.1M	$9.1M	$ -	$ -	$ -
Loans modified as a % of total loans	0.6%	0.5%	-%	-%	-%
Total delinquent loans	$2.8M	$2.2M	$3.3M	$4.5M	$3.0M
Delinquent loans as a % of total loans	0.15%	0.11%	0.16%	0.22%	0.15%
Nonperforming loans (NPL)	$4.0M	$4.1M	$4.4M	$5.7M	$5.8M
NPL as a % of total loans	0.21%	0.21%	0.22%	0.29%	0.29%
NPL as a % of total assets	0.16%	0.16%	0.17%	0.22%	0.23%
Allowance for loan losses % of total loans	1.00%	0.99%	1.01%	1.00%	0.95%
Allowance for loan losses % of NPL	484%	476%	456%	350%	329%
Net charge-offs	$54K	$48K	$27K	$426K	$1.9M
Net charge-offs as a % average loans	0.00%	0.00%	0.00%	0.02%	0.09%

During the three months ended March 31, 2023, the Company recorded net charge-offs of $1.9 million, compared to net charge-offs of $426,000 for the three months ended December 31, 2022. The charge-offs during the three months ended March 31, 2023 were related to one commercial relationship acquired on October 21, 2016 from Chicopee Savings Bank that was recently placed on nonaccrual status. At March 31, 2023, the Company recorded a $1.9 million charge-off on the relationship, which represented the nonaccretable credit mark that was required to be grossed-up to the loan's amortized cost basis with a corresponding increase to the allowance for credit losses under the Current Expected Credit Loss ("CECL") implementation. At March 31, 2023, the Company has charged-off 61% of the total relationship and the remaining exposure of $1.3 million is projected to be collateralized at this time.

(1) Excludes PPP loans
(2) Includes PPP loans

23

ASSET QUALITY 24 Management continues to remain attentive to any signs of deterioration in borrowers’ financial conditions and is proactive in taking the appropriate steps to mitigate risk . The allowance for loan losses as a percentage of total loans was 0 . 95 % at March 31 , 2023 , compared to 1 . 00 % at December 31 , 2022 . At March 31 , 2023 , the allowance for loan losses as a percentage of nonperforming loans was 328 . 5% , compared to 350 . 0% , at December 31 , 2022 . On January 1 , 2023 , the Company implemented the accounting rules for the measurement of Credit Losses on Financial Instruments (“CECL”) . The January 1 , 2023 , or “Day 1 ” tax - effected transitional impact to retained earnings was $ 9 , 000 due to the following : a decrease in the pooled credit reserve of $ 931 , 000 and the establishment of a reserve liability for unfunded commitments of $ 918 , 000 . Additionally, the allowance for credit losses includes $ 2 . 1 million in reserves related to purchase credit deteriorated (“PCD”) loans . For PCD loans, the allowance for credit losses recorded is recognized through a gross - up that increases the amortized cost basis of loans with a corresponding increase to the allowance for credit losses, and therefore results in no impact to shareholders' equity . March 31, 2023 December 31, 2022 ALLL/ Total Loan Segment Loans Outstanding (1) ALLL (1) ALLL/ Total Loan Segment Loans Outstanding (1) ALLL (1) 0.77% $ 218,100 $ 1,676 1.44% $ 219,848 $ 3,160 Commercial and industrial 1.43% 1,079,664 15,425 1.14% 1,069,323 12,199 Commercial real estate 0.27% 700,898 1,877 0.62% 695,060 4,312 Residential (2) 0.94% 5,667 53 4.86% 5,045 245 Consumer - - - - - 15 Unallocated 0.95% $ 2,004,329 $ 19,031 1.00% $ 1,989,276 $ 19,931 Total Loans (1) $ in thousands (2) Includes home equity loans and home equity lines of credit

ASSET QUALITY 25 1Q2023 (2) 4Q2022 (2) 3Q2022 (2) 2Q2022 (1) 1Q2022 (1) ($ in Millions) $12.8 $14.1 $39.8 $22.0 $28.1 Special Mention $ 8.0 $ 7.6 $17.6 $18.3 $27.1 Special Mention - Hotel $20.8 $21.7 $57.4 $40.3 $55.2 Total Special Mention 1.0% 1.1% 2.9% 2.0% 2.9% % of Total Loans $40.4 $42.3 $28.4 $28.6 $30.8 Substandard 2.0% 2.1% 1.4% 1.5% 1.6% % of Total Loans $61.2 $64.0 $85.8 $68.9 $86.0 Total Watch List Loans 3.1% 3.2% 4.3% 3.5% 4.5% % of Total Loans At March 31 , 2023 , total Watch List loans were $ 61 . 2 million, or 3 . 1 % of total loans, representing a decrease of $ 2 . 8 million, or 4 . 4% , from December 31 , 2022 . (1) % of total loans excludes PPP loans (2) % of total loans includes PPP loans

CAPITAL MANAGEMENT 26 We are well - capitalized with excess capital. Ratio at December 31, 2022 Ratio at March 31, 2023 Consolidated 9.27% 9.46% Leverage Ratio 12.18% 12.20% Common Equity Tier 1 Ratio 12.18% 12.20% Tier 1 Capital Ratio 14.20% 14.17% Total Capital Ratio x From a regulatory standpoint, we are well - capitalized with excess capital . x We take a prudent approach to capital management . As of March 31 , 2023 , the TCE ratio (1) , a non - GAAP financial measure, was 8 . 78 % after factoring in $ 24 . 9 million in net AOCI unrealized losses . If we factored in the HTM net unrealized losses of $ 25 . 8 million, the TCE ratio would decrease to 7 . 77% . Well Capitalized Ratio at December 31, 2022 Ratio at March 31, 2023 Westfield Bank 5.0% 9.49% 9.68% Leverage Ratio 6.5% 12.48% 12.50% Common Equity Tier 1 Ratio 8.0% 12.48% 12.50% Tier 1 Capital Ratio 10.0% 13.50% 13.49% Total Capital Ratio (1) TCE is a non - GAAP measure. See slides 29 - 31 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures .

CAPITAL RETURN TO SHAREHOLDERS 27 # of Shares Year 2,189,276 2018 1,938,667 2019 1,391,496 2020 2,758,051 2021 720,975 2022 125,000 1Q - 2023 Annual Dividends per Share Year $0.16 2018 $0.20 2019 $0.20 2020 $0.20 2021 $0.24 2022 $0.07 1Q - 2023 Share Repurchases Dividends On July 26 , 2022 , the Board of Directors authorized a new stock repurchase plan (the “ 2022 Plan”), pursuant to which the Company is authorized to repurchase up to 1 . 1 million shares, representing approximately 5 . 0 % of the Company’s outstanding common stock as of the time the 2022 Plan was announced . During the three months ended March 31 , 2023 , the Company repurchased 125 , 000 shares of common stock under the 2022 Plan, with an average price per share of $ 9 . 31 . As of March 31 , 2023 , there were 931 , 344 shares of common stock available for repurchase under the 2022 Plan .

CAPITAL MANAGEMENT 28 $9.87 $9.63 $9.58 $9.52 $10.27 $10.50 $9.21 $8.97 $8.92 $8.85 $9.61 $9.84 Book Value per Share Tangible Book Value per Share (non - GAAP) (1) Book Value Tangible Book Value (non-GAAP) Book value per share increased $0.23, or 2.2%, from $10.27 at December 31, 2022 to $10.50 at March 31, 2023. Tangible book va lue per share (non - GAAP) increased $0.23, or 2.5%, from $9.61 at December 31, 2022 to $9.84 at March 31, 2023. (1) Tangible book value is a non - GAAP measure. See slides 29 - 31 for the related tangible book value calculation and a reconcil iation of GAAP to non - GAAP financial measures.

APPENDIX: NON-GAAP TO GAAP RECONCILIATION

Reconciliation of Non-GAAP to GAAP Financial Measures

The Company believes that certain non-GAAP financial measures provide information to investors that is useful in understanding its financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below.

	For the quarter ended				
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
	(In thousands)				
Loans (no tax adjustment)	$ 21,329	$ 21,274	$ 19,543	$ 18,500	$ 17,947
Tax-equivalent adjustment	120	129	122	124	120
Loans (tax-equivalent basis)	$ 21,449	$ 21,403	$ 19,665	$ 18,624	$ 18,067
Securities (no tax adjustment)	$ 2,149	$ 2,174	$ 2,104	$ 2,068	$ 1,950
Tax-equivalent adjustment	-	1	1	-	-
Securities (tax-equivalent basis)	$ 2,149	$ 2,175	$ 2,105	$ 2,068	$ 1,950
Net interest income (no tax adjustment)	$ 18,504	$ 20,854	$ 20,288	$ 19,392	$ 18,698
Tax equivalent adjustment	120	130	123	124	120
Net interest income (tax-equivalent basis)	$ 18,624	$ 20,984	$ 20,411	$ 19,516	$ 18,818
Net interest income (no tax adjustment)	$ 18,504	$ 20,854	$ 20,288	$ 19,392	$ 18,698
Less:					
Purchase accounting adjustments	(62)	87	(16)	64	39
Prepayment penalties and fees	-	134	99	26	21
PPP fee income	15	18	19	129	562
Adjusted net interest income (non-GAAP)	$ 18,551	$ 20,615	$ 20,186	$ 19,173	$ 18,076
Average interest-earning assets	$ 2,393,504	$ 2,401,676	$ 2,401,533	$ 2,398,526	$ 2,385,932
Average interest-earnings asset, excluding average PPP loans	$ 2,391,305	$ 2,399,297	$ 2,398,998	$ 2,395,463	$ 2,370,852
Net interest margin (no tax adjustment)	3.14%	3.44%	3.35%	3.24%	3.18%
Net interest margin, tax-equivalent	3.16%	3.47%	3.37%	3.26%	3.20%
Adjusted net interest margin, excluding purchase accounting adjustments, PPP fee income and prepayment penalties (non-GAAP)	3.15%	3.41%	3.34%	3.21%	3.10%

29

APPENDIX: NON-GAAP TO GAAP RECONCILIATION

Reconciliation of Non-GAAP to GAAP Financial Measures

The Company believes that certain non-GAAP financial measures provide information to investors that is useful in understanding its financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below.

	For the quarter ended				
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
	(In thousands)				
Book Value per Share (GAAP)	$ 10.50	$ 10.27	$ 9.52	$ 9.58	$ 9.63
Non-GAAP adjustments:					
Goodwill	(0.56)	(0.56)	(0.56)	(0.55)	(0.55)
Core deposit intangible	(0.10)	(0.10)	(0.11)	(0.11)	(0.11)
Tangible Book Value per Share (non-GAAP)	$ 9.84	$ 9.61	$ 8.85	$ 8.92	$ 8.97
Total Bank Equity (GAAP)	$ 238,887	$ 233,882	$ 217,787	$ 220,605	$ 221,866
Non-GAAP adjustments:					
Goodwill	(12,487)	(12,487)	(12,487)	(12,487)	(12,487)
Core deposit intangible net of associated deferred tax	(1,505)	(1,573)	(1,640)	(1,707)	(1,775)
Tangible Capital (non-GAAP)	$ 224,895	$ 219,822	$ 203,660	$ 206,411	$ 207,604
Tangible Capital (non-GAAP)	$ 224,895	$ 219,822	$ 203,660	$ 206,411	$ 207,604
Unrealized losses on HTM securities net of tax	(25,825)	(28,194)	(29,670)	(20,857)	(12,434)
Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP)	$ 199,070	$ 191,628	$ 173,990	$ 185,554	$ 195,170
Common Equity Tier (CET) 1 Capital	$ 247,996	$ 244,864	$ 237,345	$ 233,147	$ 228,335
Unrealized losses on HTM securities net of tax	(25,825)	(28,194)	(29,670)	(20,857)	(12,434)
Unrealized losses on defined benefit plan net of tax	(1,079)	(1,079)	(8,447)	(8,561)	(8,675)
Adjusted CET 1 Capital For Impact of Net AFS Securities Losses (non-GAAP)	$ 221,092	$ 215,591	$ 199,228	$ 203,729	$ 207,226
Total Assets for Leverage Ratio (non-GAAP)	$ 2,560,973	$ 2,579,141	$ 2,562,808	$ 2,554,552	$ 2,518,001
Tier 1 Leverage Ratio	9.68%	9.49%	9.26%	9.13%	9.07%
Tangible Common Equity (non-GAAP) =Tangible Capital (non-GAAP)/Total Assets for Leverage Ratio (non-GAAP)	8.78%	8.52%	7.95%	8.08%	8.24%
Adjusted Tangible Common Equity for AFS Impact (non-GAAP) = Adjusted CET 1 Capital For Impact of Net AFS Securities Losses (non-GAAP)/Total Assets for Leverage Ratio (non-GAAP)	8.63%	8.36%	7.77%	7.98%	8.23%
Adjusted Tangible Common Equity for HTM Impact (non-GAAP) = Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP)/Total Assets for Leverage Ratio) (non-GAAP)	7.77%	7.43%	6.79%	7.26%	7.75%

30

APPENDIX: NON-GAAP TO GAAP RECONCILIATION

Reconciliation of Non-GAAP to GAAP Financial Measures

The Company believes that certain non-GAAP financial measures provide information to investors that is useful in understanding its financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below.

	For the quarter ended				
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
	(In thousands)				
Income Before Income Taxes (GAAP)	$ 6,975	$ 12,354	$ 7,860	$ 7,400	$ 7,015
(Reversal of) provision for credit losses	(388)	150	675	300	(425)
PPP income	(15)	(18)	(19)	(129)	(562)
Gain on defined benefit plan curtailment	-	(2,807)	-	-	-
Income Before Taxes, Provision, PPP Income and Defined Benefit Curtailment (non-GAAP)	$ 6,572	$ 9,679	$ 8,516	$ 7,571	$ 6,028
Efficiency Ratio:					
Non-interest Expense (GAAP)	$ 14,896	$ 14,003	$ 14,343	$ 14,433	$ 14,456
Non-Interest Expense for Adjusted Efficiency Ratio (non-GAAP)	$ 14,896	$ 14,003	$ 14,343	$ 14,433	$ 14,456
Net Interest Income (GAAP)	$ 18,504	$ 20,854	$ 20,288	$ 19,392	$ 18,698
Non-Interest Income (GAAP)	$ 2,979	$ 5,653	$ 2,590	$ 2,741	$ 2,348
Non-GAAP adjustments:					
Loss on securities, net	-	-	-	-	4
Unrealized (gains) losses on marketable equity securities	-	(19)	235	225	276
Loss on interest rate swap termination	-	-	-	-	-
Gain on non-marketable equity investments	(352)	(70)	(211)	(141)	-
Gain on defined benefit plan curtailment	-	(2,807)	-	-	-
Non-Interest Income for Adjusted Efficiency Ratio (non-GAAP)	$ 2,627	$ 2,757	$ 2,614	$ 2,825	$ 2,628
Total Revenue for Adjusted Efficiency Ratio (non-GAAP)	$ 21,131	$ 23,611	$ 22,902	$ 22,217	$ 21,326
Efficiency Ratio (GAAP)	69.34%	52.83%	62.69%	65.21%	68.69%
Adjusted Efficiency Ratio (Non-interest Expense for Efficiency Ratio (non-GAAP)/Total Revenue for Efficiency Ratio (non-GAAP))	70.49%	59.31%	62.63%	64.96%	67.79%

31

WESTFIELD BANK “WHAT BETTER BANKING’S ALL ABOUT” James C. Hagan , President and Chief Executive Officer Guida R. Sajdak , Executive Vice President and Chief Financial Officer Meghan Hibner , Senior Vice President and Investor Relations Officer 32 141 Elm Street, Westfield, MA